UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K
Current Report

Quarterly Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report August 30, 2000   Commission File Number 2-96042



CAPITAL BUILDERS DEVELOPMENT PROPERTIES,
A CALIFORNIA LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)



	California							77-0049671
State or other jurisdiction of			   I.R.S. Employer
organization							  Identification No.

1130 Iron Point Road, Suite 170, Folsom, California 95630
(Address of Principal executive offices)		(Zip Code)


Registrant's telephone number, including area code:  (916)353-0500







Item 2.  Acquisition or Disposition of Assets

On August 30, 2000, Capital Builders Development Properties (the "Partnership") sold it sole real estate holding for $6,400,000. The purchaser of the asset was Mustafa Arpaci, an Individual. The purchase contract and subsequent documents modifying the purchase contract are filed herewith as Exhibits 10.1 through 10.5 and incorporated by reference herein.

There is no material relationship between the person to whom the asset was sold and Partnership, its Managing General Partner or any of its affiliates, any directors or officer, or an associate of any director or officer.

The disposed asset is a property called Plaza de Oro, of which the Partnership owned a 100% equity interest. Plaza de Oro is a 81,009 square foot mixed-use project consisting of four multi-tenant buildings. The project was built in two phases. The second phase, which consisted of the build-out of the corner pad building, was completed in the first quarter of 2000.



Item 5.	Press Release to Investors

On September 20, 2000, a Press Release, dated September 15, 2000, was sent to sent to investors of record, and is attached hereto as
Exhibit 20.1.



Item 7.  Financial Statements and Exhibits

Financial Statements - None

Exhibits:

Exhibit Number	Exhibit

a)	4	Limited Partnership Agreement dated May 1, 1985 filed
as exhibit 3.3 and the Amendment to the Limited
Partnership Agreement dated November 20, 1986 filed as exhibit 3.4 to Registration Statement No. 2-96042 of Capital Builders Development Properties, A
California Limited Partnership are hereby incorporated by reference.

10.1 Real Property Purchase Agreement and Deposit Receipt dated March 17, 2000

10.2 Addendum to Real Property Purchase Agreement and
Deposit Receipt dated March 23, 2000

10.3 Removal of Conditions Statement dated May 26, 2000

10.4 Contract Extension dated June 20, 2000

10.5 Contract Extension dated July 19, 2000

20.1	Press Release to Investors dated September 15, 2000








SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned, hereunto dully authorized.

							CAPITAL BUILDERS DEVELOPMENT PROPERTIES
							a California Limited Partnership

				By:  Capital Builders, Inc.
				Its Corporate General Partner


Date:  September 20, 2000		By:
								Michael J. Metzger
								President


Date:  September 20, 2000		By:
								Kenneth L. Buckler
								Chief Financial Officer










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